Exhibit 23.4

                           CONSENT OF DIRECTOR NOMINEE

The undersigned hereby consents to be named in the Prospectus constituting part of this Amendment No. 1 to the Registration Statement on Form SB-2 as a director nominee of the Company.


/S/ MAURICE SCHOENHOLZ
 ....................................
         Maurice Schoenholz